Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Coinshares International Limited [Member]
Commitments and Contingencies [Line Items]
Commitments and contingencies

19. Commitments and contingencies

Guarantee

The Group has issued a guarantee in respect of tracker certificates issued by CoinShares XBT Provider.

The obligations arising on CoinShares XBT Provider from the certificates are managed by CSCM, which collateralizes the exposure of these liabilities.

CSCM has procured a collateral to cover the obligations of CoinShares XBT Provider to the certificate holders by having an identical exposure in digital assets under the terms of the collateral management agreement. At December 31, 2025 and 2024, CSCM recorded a net equity position of $425.0 million and $337.6 million, respectively.

The guarantee could be called in the case of extreme events, such as an operational error, hacking, or fraud impacting the collateral provided by CSCM which results in CSCM’s net equity being insufficient to settle CoinShares XBT Provider’s obligations. In the opinion of the directors, there are sufficient controls and processes in place to mitigate such a risk by; (i) holding a float of digital assets at the exchanges which is monitored by the trading team to ensure there is a sufficient balance to deal with any redemption requests, (ii) using controls designed to monitor unusual transactions to mitigate factors for human error, (iii) CSCM’s automatic trading system is designed so that exposure to changes in prices of digital assets are matched by changes in value of the obligations towards CoinShares XBT Provider, (iv) limiting exposure to currency risk by using US$ as the functional currency and hedging foreign currency exposures by regularly monitoring all foreign currency denominated assets and liabilities, (v) storing the majority of digital assets offline with an institutional custody service and (vi) using a secure algorithmic trading platform hosted on the cloud.

As a result of the controls and processes in place, the Group considers that the risk of the guarantee being called on is very remote.

Business Combination Agreement

Pursuant to the Business Combination Agreement, if the unpaid expenses of the SPAC exceeds $4.0 million, Holdco shall cause the SPAC’s sponsor to, on the closing date of the Business Combination, either (i) pay SPAC transaction expenses in excess of $4.0 million in cash at closing, or (ii) irrevocably forfeit and surrender to Holdco for no consideration a number of Holdco Ordinary Shares equal to the quotient of (x) the amount of the SPAC transaction expenses in excess of $4.0 million divided by (y) $10.00. In the event of such forfeiture of Holdco Ordinary Share, Holdco shall pay the SPAC transaction expenses in excess of $4.0 million in an amount equal to such forfeited shares multiplied by $10.00. At the closing of the Business Combination, Holdco did not pay any SPAC transaction costs in excess of $4.0 million.

Further in connection with the Business Combination, the Company engaged a financial advisor for services whereby upon the successful closing of a business combination, the financial advisor would be paid a success fee of 2% of the equity value of the transaction. At the closing of the Business Combination, the Company paid the financial advisor an amount of $24.0 million.